UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

Inland American Real Estate Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Page 1 of 3	10/18/2013

Inland American Proxy/Charter Changes Talking Points

Main Discussion Points

➢	The charter changes will increase the options available to the Company to provide liquidity events.

➢	Removes or revises certain provisions in our charter that were originally included from the NASAA REIT Guidelines.

1.	Why do the charter changes? How do these changes benefit the stockholder?

•	Increases the options available to the Company to provide liquidity events.

¡	For over a year, we have been implementing our long-term strategy of focusing our portfolio into multi-tenant retail, lodging and student housing.

¡	As part of this process, we have re-examined our charter for the purpose of bringing it in line with the charters of publicly traded REITs.

¡	As a result of that review process, our Board has concluded that our existing charter is restrictive and may ultimately limit our ability to execute certain of our strategies.

¡	Therefore, we are proposing certain amendments to our charter to give our board the flexibility to execute multiple liquidity strategies, if and when the board decides to do so.

¡	After these amendments become effective, our shareholders will still be protected by Maryland General Corporation Law provisions and our Board of Directors will still be comprised of a majority of independent directors.

•	Removes or revises certain provisions originally included from the NASAA REIT Guidelines.

¡	These provisions were required by certain states in connection with our capital raise from 2006 to 2009.

¡	The charter contains provisions that are redundant with or may conflict with provisions contained in the Maryland General Corporation Law.

¡	If the proposals are approved our resulting charter will be similar to those of publicly-traded REITs incorporated in Maryland.

2.	Why are there 2 sets of charter changes attached to the proxy?

•	The first set of charter changes (Proposals Number 2 through 9) removes some of the restrictive provisions to our existing charter, which we need removed in order to execute certain aspects of our strategy. If Proposals Number 2 through 9 are approved by our stockholders, the resulting charter will retain the provisions from our current charter that govern our relationship with the Business Manager and other Inland affiliated companies.

•	In the second set of charter changes (Proposal Number 10), we are proposing to further amend the charter beyond those in the first set of charter changes to be effective if and when a “Self-Management” transaction is completed. If Proposal Number 10 is approved by our stockholders, then if and when a “Self-Management” transaction occurs, the resulting charter would no longer contain the provisions that govern our relationship with the Business Manager and other Inland affiliated companies, since these provisions would no longer be applicable upon a “Self-Management” transaction.

Page 2 of 3	10/18/2013

3.	Why propose Charter changes for the stockholders to approve and then only implement them if the company becomes Self-Managed?

•	If approved by our stockholders, the provisions in Proposal Number 10 will not become effective unless we become Self-Managed. The Company has made Proposal Number 10 now to potentially avoid the expense of filing proxy materials, soliciting proxies for and conducting an additional stockholder meeting to approve an amendment of the items covered in Proposal Number 10 if we become Self-Managed.

•	The savings for not doing an additional stockholder meeting, including mailing costs could be close to $2 million.

4.	Can I vote “yes” for one set of Charter changes and “no” to another set of changes?

•	Yes, a stockholder can vote “FOR” or “AGAINST” each of the amendments to the Charter independently.

•	But all amendments are conditioned upon each other. A failure to approve any one proposal will result in all of the proposals not being implemented even though stockholders may have approved the other proposals.

5.	When do you expect the process to start to become Self-Managed?

•	Our board currently has not approved any transaction, or any process or procedure by which we would become Self-Managed and cannot reliably estimate if, when or upon what terms the Company would become Self-Managed.

6.	Will stockholders have the right to vote on the Self-Manage process?

•	That would depend on the terms and conditions of how the REIT becomes Self-Managed.

•	If we become Self-Managed by acquiring, for example, our Business Manager through a merger or other reorganization known as a “business combination” as contemplated by our charter, we would ask our stockholders to vote on the transaction.

•	If, on the other hand, we become Self-Managed by, for example, hiring our own executive officers and employees and terminating the business management agreement as described in the proxy statement, we would not ask our stockholders to vote on this matter.

•	Under the terms of the business manager agreement, the business manager can be terminated upon a 30 day notice.

7.	Will my distribution be affected by any of these charter changes?

•	No. The Board of Directors has no plans to alter the current annualized distribution of $0.50 per share.

8.	When will the stockholder meeting take place?

•	The company is required to send a notice of the meeting date. All stockholders will receive notice of the meeting date prior to the date of the meeting.

Page 3 of 3	10/18/2013

Additional Information and Where to Find It

The Company plans to file a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its 2013 annual meeting of stockholders. The Company and its Business Manager, and their directors and certain of their officers may be deemed, under the SEC’s rules, to be participants in a solicitation of proxies from the Company’s stockholders in connection with the 2013 annual meeting of stockholders. INFORMATION REGARDING THOSE DIRECTORS AND OFFICERS AND THEIR RESPECTIVE INTERESTS WILL BE SET FORTH IN THE DEFINITIVE PROXY STATEMENT.

THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC WILL BE AVAILABLE FREE OF CHARGE AT THE SEC’S WEBSITE (WWW.SEC.GOV). IN ADDITION, STOCKHOLDERS MAY ALSO OBTAIN FREE COPIES OF SUCH DOCUMENTS BY DIRECTING A WRITTEN REQUEST TO 2901 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS 60523, ATTENTION: INVESTOR RELATIONS. COPIES OF THE COMPANY’S FILINGS WITH THE SEC MAY ALSO BE OBTAINED AT THE “INVESTOR RELATIONS” SECTION OF THE COMPANY’S WEBSITE AT WWW.INLAND-AMERICAN.COM. INVESTORS SHOULD READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION.

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